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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

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                                  FORM 8-KA

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                  March 29, 1996


                              BIKERS DREAM, INC.
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            (Exact Name of Registrant as Specified in its Charter)



          California                    0-15501                  33-0140149
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


    1420 Village Way, Santa Ana, California                         92705
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   (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (714) 835-8464



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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         1.      (i)      The Registrant's former independent accountant,
Lesley, Thomas, Schwarz & Postma, Inc., was dismissed from that capacity on December 1, 1995, pursuant to action recommended and approved by the Registrant's Board of Directors.

                 (ii) The report by Lesley, Thomas, Schwarz & Postma, Inc., as included on the financial statements of the Registrant for fiscal periods ended December 31, 1993, December 31, 1994, and March 31, 1995, did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

                 (iii) During the Registrant's fiscal years ended December 31, 1994, and through December 1, 1995, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor were there any such disagreements prior to the date of change of accountants.

                 The Registrant requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether the former accountant agrees with the statements made by Registrant in Item 4 hereof, and, if not, stating the respect in which the former accountant does not agree, which letter is attached.

         2. The Registrant engaged Coopers & Lybrand LLP as its new independent accountant on December 1, 1995. Registrant did not consult with Coopers & Lybrand LLP or any other accounting firm regarding the application of accounting principles to a specified transaction , either contemplated or proposed, or the type of audit opinion that might be rendered regarding Registrant's financial statements, nor did Registrant consult with Coopers & Lybrand LLP with respect to any accounting disagreement or any reportable event at any time prior to the appointment of such firm.

         3. Exhibit: Letter from Lesley, Thomas, Schwarz & Postma, Inc., former principal accountant for the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 10, 1996                       BIKERS DREAM, INC.



                                             By:  * /s/ Richard E. King, Jr.
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                                                  Richard E. King, Jr.
                                                  Secretary